Acquisition of Affiliate	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Dec. 31, 2008 Ergotron, Inc
ACQUISITION OF AFFILIATE

(B)	ACQUISITIONS AND OTHER INVESTMENTS

On April 28, 2011, the Company, through wholly-owned subsidiaries, acquired all of the stock of TV One Broadcast Sales Corporation, Barcom (UK) Holdings Limited and Barcom Asia Holdings, LLC (collectively, “TV One”) for approximately $26.0 million. In connection with the acquisition of TV One, in the second quarter of 2011, the Company also incurred approximately $0.8 million of fees and expenses, which have been recorded in selling, general and administrative expense, net in the accompanying unaudited condensed consolidated statement of operations. TV One sells a complete range of video signal processing products for the professional audio/video and broadcast markets. TV One is included in the Company’s Technology Products segment. The Company has made preliminary estimates of the fair value of assets and liabilities of TV One, utilizing information available at the time that the Company’s unaudited condensed consolidated financial statements were prepared and these estimates are subject to refinement until all pertinent information has been obtained. The Company is in the process of finalizing the purchase accounting and final estimates of fair value of assets and liabilities, which is expected to be completed during the fourth quarter of 2011. Any changes to the estimates for these amounts or other final purchase accounting adjustments will be reflected as an adjustment to goodwill in the fourth quarter of 2011 when the purchase price calculation is finalized.

On March 21, 2011, the Company, through its wholly-owned subsidiary Huntair Middle East Holdings, Inc. (“Huntair”), acquired a forty-nine percent minority interest in Huntair Arabia, for approximately $5.3 million. Huntair Arabia is an operating joint venture between the Company and Alessa Advanced Projects Company (“Alessa”) in Saudi Arabia that was formed for purposes of trading, manufacturing, supplying, installing, and servicing commercial air conditioning and commercial air handling units in Saudi Arabia and certain other regions. The Company does not have a controlling financial interest and, therefore, is accounting for this investment under the equity method of accounting within the Commercial HVAC segment. In connection with its investment in Huntair Arabia, Huntair issued a 10 year note to Alessa for approximately $5.3 million. The note does not bear interest and as such, the Company has recorded the note, net of discount of approximately $0.8 million, on its accompanying unaudited condensed consolidated balance sheet at October 1, 2011.

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron”). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The estimated purchase price was approximately $299.3 million, consisting of cash payments totaling approximately $295.6 million, of which approximately $5.8 million was paid in the first nine months of 2011, and an estimated payable to the sellers of approximately $3.7 million related to the remaining estimated reimbursement of federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010. The final amounts due for the reimbursement of federal and state tax refunds will be determined when the final pre-acquisition tax returns are filed and the refunds are collected, which is expected to occur in the fourth quarter of 2011. Any changes to the estimates for these amounts or other final purchase accounting adjustments will be reflected as an adjustment to goodwill in the fourth quarter of 2011 when the purchase price calculation is finalized.

Goodwill associated with the acquisition of Ergotron was recorded in the Technology Products segment, and the Company does not believe that any of the goodwill will be deductible for tax purposes. Due to revisions to the preliminary estimate of fair value, which primarily related to intangible assets, net of deferred tax consequences, the preliminary goodwill allocation related to Ergotron increased by approximately $0.5 million from $130.0 million as of December 31, 2010 to approximately $130.5 million as of October 1, 2011.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million due January 2012). Luxor is an online retailer and distributor of security cameras and digital video recorders and is included in the Technology Products segment.

The acquisitions of TV One, Ergotron and Luxor contributed approximately $58.8 million to net sales and approximately $7.4 million (which includes depreciation and amortization of approximately $4.3 million) to operating earnings for the third quarter of 2011 and contributed approximately $169.3 million to net sales and approximately $12.1 million (which includes depreciation and amortization of approximately $20.8 million, including approximately $7.5 million relating to the amortization of fair value allocated to inventory) to operating earnings for the first nine months of 2011.

Contingent consideration of approximately $1.3 million was paid in the first quarter of 2010 related to the acquisition of certain entities. The Company does not anticipate paying any further contingent consideration for completed acquisitions as of October 1, 2011.

The following table presents a summary of the activity in goodwill by reporting segment for the first nine months of 2011:

	December 31,	Purchase	October 1,
	2010	Accounting(1)	2011
	(Amounts in millions)

Residential Ventilation Products (“RVP”):
Gross goodwill	$154.8	$—	$154.8
Impairment losses	—	—	—

Net RVP goodwill	154.8	—	154.8

Technology Products (“TECH”):
Gross goodwill	137.3	12.6	149.9
Impairment losses	—	—	—

Net TECH goodwill	137.3	12.6	149.9

Consolidated goodwill(2):
Gross goodwill	292.1	12.6	304.7
Impairment losses	—	—	—

Net consolidated goodwill	$292.1	$12.6	$304.7

(1)	Purchase accounting adjustments for TECH goodwill during the first nine months of 2011 relate to the acquisitions of Ergotron and TV One.

(2)	There was no goodwill allocated to the R-HVAC or C-HVAC reporting segments at either October 1, 2011 or December 31, 2010.

5.	ACQUISITIONS

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The estimated purchase price was approximately $298.0 million, which consisted of a cash payment at the date of acquisition of approximately $289.8 million and an estimated payable to the sellers of approximately $8.2 million related to the final cash and working capital adjustment of approximately $0.4 million, as defined, and the estimated reimbursement of approximately $7.8 million for federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010. The final cash and working capital adjustment of approximately $0.4 million was paid in the first quarter of 2011 and approximately $5.4 million of the estimated federal and state tax refunds due Ergotron was paid in the second quarter of 2011. The final amounts due for the reimbursement of federal and state tax refunds will be determined when the final pre-acquisition tax returns are filed and the refunds are collected, which is expected to occur in the third and fourth quarters of 2011. As discussed further below, any changes to the estimates for these amounts will be reflected as an adjustment to goodwill in 2011 when the purchase price calculation is finalized.

The Company selected December 31, 2010 as the date to record the acquisition of Ergotron as the effect of using December 31, 2010, instead of December 17, 2010, was not material to the Company’s financial condition or results of operations for fiscal 2010. Accordingly, the accompanying consolidated statement of operations for the year ended December 31, 2010 does not include any activity related to Ergotron for the period from December 18, 2010 to December 31, 2010.

The following is a summary of the preliminary purchase price allocation based on estimates of the fair value of assets and liabilities (amounts in millions):

Preliminary purchase price allocation:
Historical net assets of Ergotron(1)	$40.2
Increase in intangible assets to fair value	193.3
Increase in property and equipment to fair value	4.1
Increase in inventories to fair value	7.0
Other fair value adjustments, net	1.6
Prepaid and deferred income taxes, net	(78.2)
Goodwill	130.0

Estimated purchase price	$298.0

(1)	Includes current assets of approximately $67.4 million (including approximately $13.8 million of cash), property and equipment of approximately $12.2 million, intangible assets of approximately $0.4 million, other long-terms assets of approximately $0.6 million, current liabilities of approximately $(38.8) million and other long-term liabilities of approximately $(1.6) million.

The goodwill was recorded in the TECH reporting unit and the Company does not believe that any of the goodwill will be deductible for tax purposes (see Note 4, “Summary of Significant Accounting Policies”).

The Company has made preliminary estimates of the purchase price and the fair value of the assets and liabilities of Ergotron, including inventory, property and equipment, intangible assets, prepaid and deferred taxes, long-term tax reserves and related indemnification assets and contingent liabilities utilizing information available at the time that the Company’s consolidated financial statements were prepared and these estimates are subject to refinement until all pertinent information has been obtained. The Company will complete the following procedures, among others, prior to the issuance of the December 31, 2011 consolidated financial statements:

•	Make a final determination of the purchase price and the related payable to seller based on the final reimbursement for federal and state income tax refunds.

•	Finalize the appraisals of intangible assets and property and equipment.

•	Finalize the estimated fair value adjustment related to inventories.

•	Finalize the deferred tax analysis for prepaid and deferred income taxes, including determining the deferred tax consequences for any changes in the fair value adjustments discussed above.

The total preliminary fair value of intangible assets was approximately $193.7 million and the Company has determined that all of the intangible assets are subject to amortization and that they will have no residual value at the end of the amortization periods. The following is a summary of the estimated fair values and weighted average amortization period by intangible asset class (amounts in millions, except for useful lives):

		Weighted
		Average
		Remaining
	Fair Value	Useful Lives

Trademarks	$17.6	20.0
Developed Technology	18.7	13.0
Customer relationships	142.0	19.3
Others	15.4	6.1

	$193.7	17.7

In connection with the acquisition of Ergotron, the Company also incurred approximately $2.2 million of fees and expenses, which have been recorded in selling, general and administrative expense, net in the accompanying consolidated statement of operations.

The unaudited pro forma net sales, (net loss) and basic and diluted (loss) per share for the Company as a result of the acquisition of Ergotron for the year ended December 31, 2010 were approximately $2.1 billion, $(21.4) million, $(1.43) per share and $(1.43) per share, respectively. These amounts were determined assuming that the acquisition of Ergotron had occurred on January 1, 2010 and include the historical results of Ergotron for the year ended December 31, 2010 as well as pro forma adjustments to reflect (i) increased depreciation and amortization expense of approximately $18.3 million from the acquisition fair value adjustments, including approximately $7.0 million related to inventory fair value amortization, (ii) increased interest expense of approximately $25.3 million related to the amounts borrowed to fund the acquisition and (iii) other pro forma adjustments that the Company considered appropriate related to the acquisition of Ergotron. The approximately $2.2 million of transaction costs related to the acquisition of Ergotron for the year ended December 31, 2010 have been excluded from the unaudited pro forma net loss and basic and diluted loss per share. These pro forma amounts are not necessarily indicative of the amounts that would have been achieved had the acquisition taken place as of January 1, 2010, nor are they necessarily indicative of the results for future periods. The Company does not consider pro forma financial information for 2009 to be meaningful as a result of the Company’s adoption of fresh-start accounting in 2009.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million due January 2012). Luxor is an on-line retailer and distributor of security cameras and digital video recorders. The acquisition of Luxor, which is included in the TECH segment, contributed approximately $4.2 million to net sales and approximately $0.2 million to operating earnings for the year ended December 31, 2010.

Pro forma results related to the Luxor acquisition have not been presented, as the effect is not significant to the Company’s consolidated operating results.

Contingent consideration of approximately $1.3 million was paid in 2010, $14.1 million was paid in 2009 and $32.7 million was paid in 2008 related to the acquisition of certain entities. The Company does not anticipate paying any further contingent consideration for completed acquisitions as of December 31, 2010.

NOTE C —	ACQUISITION OF AFFILIATE

In 2005, the Company entered into a joint venture agreement with Min Aik Technology Company Ltd (MAT) to form International Capital Holding Co., Ltd. (ICH) for the purpose of achieving low-cost manufacturing capabilities in The Peoples Republic of China for the manufacture of the Company’s products. Initially, the Company owned a 25% interest in ICH. On December 16, 2006, the Board of Directors of the Company approved a plan to acquire an additional 26% percent ownership in ICH in exchange for 80,000 shares of the Company’s Class A Common Stock. The purchase was completed in July 2007, which resulted in the Company owning a 51% controlling interest in ICH. The value of the stock as established by the Board of Directors on the date of the acquisition was $5.50 per share for a total price of $440,000. The Company’s Board of Directors approved a plan to acquire the remaining 49% of ICH in exchange for cash of $3,000,000, which was completed in December 2007. Upon the acquisition of the remaining ownership in the joint venture entity, the Company terminated the joint venture agreement with MAT. The acquisition of ICH gives the Company greater control over the manufacturing process and cost structure, and improves the strategic value of the Company’s supply chain.

Prior to acquiring the controlling interest in ICH, the Company had invested $775,000 in the joint venture and recorded income using the equity method totaling $125,767 for the six-month period ended June 30, 2007 for its 25% share of the joint venture’s annual operating results. The Company has been consolidating ICH’s financial information since July 2007.

The Company purchased finished goods and tooling totaling $22,965,124 from the joint venture during the six months ended June 30, 2007.

The 2007 acquisitions were accounted for as a step acquisition under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations. The purchase price was allocated as follows:

Cash	$3,400,066
Accounts receivable (due from the Company)	13,746,023
Inventories	1,899,364
Other assets and property and equipment	1,819,612
Liabilities assumed	(16,307,666)
Less value of Company’s previous 25% interest	(1,039,829)

Net assets acquired and contributed	3,517,570
Less gain realized on acquisition	(77,570)

Total merger purchase price	$3,440,000